UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2005

____________________

RELATIONSERVE MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-119632	20-2601326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 North Andrews Avenue, Fort Lauderdale, Florida		33309
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (954) 202-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 11, 2005, Mandee Heller Adler resigned as an employee, officer and director of RelationServe Media, Inc. (the “Company”) and each of its subsidiaries. On November 16, 2005, the Company entered into a Release and Employment Severance Agreement (effective as of November 10, 2005) with Mandee Heller Adler, the Company’s former Chief Executive Officer and director (the “Severance Agreement”).

In connection with her resignation the Company agreed to furnish the following consideration:

(a) on the date hereof, a payment in the amount of twenty-five thousand dollars ($25,000.00); (b) an additional payment in the amount of twenty-five thousand dollars ($25,000.00), made by delivery of a check payable to you in that amount on or before April 6, 2006; (c) on the date hereof, an option to purchase a total of one-hundred thousand (100,000) shares of the common stock, par value $0.001 per share (“Common Stock”), of the Company, exercisable at any time and from time to time through November 10, 2008 at an exercise price of $3.85 per share, which option has been granted under the Company’s 2005 Incentive Stock Plan (the “Plan”) and the resale of the underlying shares of which shall be registered by the Company, at its expense, on its next registration statement (whether it be on a Form S-8, Form SB-2, or otherwise) filed with the Securities and Exchange Commission (“SEC”); and (d) on the date hereof, one hundred thousand (100,000) shares of restricted Common Stock issued under the Plan, the resale of which shall be registered by the Company, at its expense, on its next registration statement (whether it be on a Form S-8, Form SB-2, or otherwise) filed with the SEC.

In addition, the Company and each of its subsidiaries and Ms. Adler fully released and discharged any and all claims against each other. The Company also agreed to indemnify Ms. Adler to the fullest extent permitted under the General Corporation Law of the State of Delaware.

Ms. Adler also agreed to refrain from using or disclosing any secret, confidential, or proprietary information or trade secrets about the Company or any of its subsidiaries and to refrain from making any statements that would defame or disparage the Company or any of its subsidiaries.

The description of the Severance Agreement is qualified in its entirety by reference to Exhibit 10.1 to this Current Report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective November 10, 2005, Mandee Heller Adler, the Company’s former Chief Executive Officer and director resigned as an employee, officer and director of the Company and each of its subsidiaries. The terms of Ms. Adler’s Severance Agreement are described in Section 1.01 above.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
10.1	Releases and Employment Severance Agreement between RelationServe Media, Inc. and Mandee Heller Adler dated November 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2005	By:	/s/ Danielle Karp
Name: Danielle Karp
Title: President

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